===============================================================================
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                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          The Colonial BancGroup, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

[LOGO]

                                   Colonial
                                   BancGroup
                              Montgomery, Alabama

        TO OUR STOCKHOLDERS:

            The annual meeting of the stockholders of The Colonial BancGroup, Inc. will be held at 10:00 a.m., Wednesday, April 17, 2002 at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama.

            Enclosed is a Notice of the meeting, a Proxy Statement, a proxy card and the Annual Report to Shareholders for 2001. We hope that you will study the enclosed material carefully and attend the meeting in person.

            Whether you plan to attend the meeting or not, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Alternatively, you may submit your vote by telephone or via the internet if your proxy card contains instructions for doing so. The proxy may be revoked by your vote in person at the meeting, by submission of a later dated proxy, or by you giving written notice of revocation to the Secretary of The Colonial BancGroup, Inc., at any time prior to the voting thereof. Thank you for your support.

                                         Sincerely,

                                           /s/ ROBERT E. LOWDER
                                         Robert E. Lowder
                                         Chairman of the Board,
                                         Chief Executive Officer and President

        March 18, 2002

                                    NOTICE
                                    of the
                        ANNUAL MEETING OF STOCKHOLDERS
                                      of
                         THE COLONIAL BANCGROUP, INC.

                           To Be Held April 17, 2002

   NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of The Colonial BancGroup, Inc. ("BancGroup"), a Delaware corporation, will be held at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama, on Wednesday, April 17, 2002 at 10:00 a.m., central time, for the following purposes:

      1. To elect the nominees named in the Proxy Statement as directors to serve terms of three years as set out therein.

      2. To transact such other business as may properly come before the meeting or any adjournments thereof, but which is not now anticipated.

   Details respecting these matters are set forth in the accompanying Proxy Statement. Only stockholders of record at the close of business on February 20, 2002 will be entitled to notice of, and to vote at, the meeting. A complete list of the stockholders of record entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to examination by any stockholder at BancGroup's principal office at One Commerce Street, Montgomery, Alabama, during ordinary business hours for any purpose germane to the meeting. Such list will be open for a period of at least ten days prior to the meeting.

   All stockholders of BancGroup are cordially invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, IF YOUR PROXY CARD CONTAINS INSTRUCTIONS AS TO VOTING VIA TELEPHONE OR INTERNET, YOU MAY FOLLOW THOSE INSTRUCTIONS. THE PROXY MAY BE REVOKED BY YOUR VOTE IN PERSON AT THE MEETING, BY YOUR EXECUTION AND SUBMISSION OF A LATER DATED PROXY BEFORE THE MEETING, OR IF YOU VOTE ELECTRONICALLY, THEN BEFORE 5:00 P.M. EASTERN TIME ON APRIL 16, 2002, OR BY YOU GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COLONIAL BANCGROUP, INC. AT ANY TIME PRIOR TO THE VOTING THEREOF.


                                          By Order of the Board of Directors

                                          /s/ W. Flake Oakley
                                          W. Flake Oakley
                                          Executive Vice President,
                                          Chief Financial Officer and Secretary

March 18, 2002

                         THE COLONIAL BANCGROUP, INC.
                              One Commerce Street
                             Post Office Box 1108
                           Montgomery, Alabama 36101
                            Telephone: 334-240-5000


                               -----------------


                                PROXY STATEMENT
                    FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

   This Proxy Statement and the accompanying proxy are furnished on or about March 18, 2002 by The Colonial BancGroup, Inc. ("BancGroup") to the holders of record of common stock, par value $2.50 per share, of BancGroup (the "Common Stock") in connection with BancGroup's annual meeting of stockholders (the "Annual Meeting"), and any adjournments thereof, to be held on Wednesday, April 17, 2002, at 10:00 a.m. at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama. The matters to be considered and acted upon, including the election of directors, are described herein.

   The Board of Directors of BancGroup (the "Board") recommends the election of the six director-nominees named in this Proxy Statement for a term of three years.

   The enclosed proxy is solicited on behalf of the Board and is revocable at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary of BancGroup, by submitting a later-dated proxy, or by voting in person at the Annual Meeting. Mere attendance at the Annual Meeting without submitting a later-dated proxy will not be sufficient to revoke a previously submitted proxy. All properly submitted proxies delivered pursuant to this solicitation will be voted at the Annual Meeting and in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR election of the director-nominees named herein, and in accordance with the instructions of management as to any other matters that may come before the Annual Meeting.

   The cost of soliciting proxies will be borne by BancGroup. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, facsimile, e-mail or any other electronic means, and banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to the principals and to obtain authorization of the execution of proxies. BancGroup also will allow proxies to be delivered by telephone or via the Internet. BancGroup may, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to the principals. BancGroup has retained the firm of Georgeson & Co. to solicit street-name holders and will pay such firm a fee of $6,500 plus out of pocket expenses.

Stockholders Eligible to Vote

   This Proxy Statement is furnished to the holders of Common Stock who were holders of record as of the close of business on February 20, 2002. Only those holders are eligible to vote at the Annual Meeting.

   Votes will be tabulated and counted by one or more inspectors of election appointed by the Chairman of the Board. Proxies marked as abstentions and shares held in street names which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting. A quorum consists of a majority of the shares of Common Stock outstanding.

                 VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

   As of February 20, 2002, BancGroup had issued and outstanding 115,395,315 shares of Common Stock with approximately 9,742 stockholders of record. Each such share is entitled to one vote. In addition, as of that date, 3,855,191 shares of Common Stock were subject to issuance upon the exercise of options pursuant to BancGroup's stock option plans, and up to 499,546 shares of Common Stock were issuable upon conversion of BancGroup's Convertible Subordinated Debentures. There are currently 200,000,000 shares of Common Stock authorized. BancGroup is not aware of any material change in the ownership of Common Stock since February 20, 2002.

Principal Stockholders

   The following table shows the only person who is known to BancGroup to be the beneficial owner, as of February 20, 2002, of more than 5% of BancGroup's outstanding Common Stock.

                                         Shares of BancGroup
                                         Beneficially Owned
                                     --------------------------
                                                  Percentage of
                                      Common          Class
               Name and Address       Stock       Outstanding(1)
               ----------------      ---------    --------------
               Robert E. Lowder..... 6,374,441(1)      5.5%
                Post Office Box 1108
                Montgomery, AL 36101

--------
(1)Includes 240,000 shares of Common Stock subject to options under BancGroup's stock option plans. In addition, the total includes 25,960 shares and 22,628 shares owned by Mr. Lowder's wife and stepson, respectively. Mr. Lowder disclaims beneficial ownership of these shares.

Security Ownership of Management

   The following table indicates for each director, director-nominee, executive officer, and all executive officers and directors of BancGroup as a group the number of shares of outstanding Common Stock beneficially owned on February 20, 2002.

                                                       Shares of BancGroup
                                                       Beneficially Owned
                                                --------------------------------
                                                 Common       Percentage of Class
Name                                             Stock          Outstanding(1)
----                                            ---------     -------------------
DIRECTORS
Lewis E. Beville...............................     3,988(1)            *
William Britton................................    46,919(2)            *
Jerry J. Chesser...............................   328,336               *
Augustus K. Clements, III......................    49,779               *
Robert S. Craft................................    38,353(3)            *
Patrick F. Dye.................................    33,950               *
Clinton O. Holdbrooks..........................   568,271(4)            *
Harold D. King.................................   217,362(5)            *
Robert E. Lowder............................... 6,374,441(6)          5.5%
John Ed Mathison...............................    44,924(7)            *
Milton E. McGregor.............................   100,000               *
John C.H. Miller, Jr...........................    93,810(8)            *
Joe D. Mussafer................................    45,749               *
William E. Powell, III.........................    33,474               *
James W. Rane..................................     6,143               *
Frances E. Roper...............................   758,138               *
Simuel Sippial.................................    18,017(9)            *
Edward V. Welch................................    63,519               *
EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS
W. Flake Oakley................................   160,336(10)           *
Sarah H. Moore.................................    46,437(10)           *
Caryn D. Cope..................................    39,517(10)           *
All Executive Officers and Directors as a Group 9,071,380             7.9%

--------
 *   Represents less than 1%.
 (1)Includes 356 shares owned by Mr. Beville's son.
 (2)Includes 7,232 shares owned by Mr. Britton's wife. Mr. Britton disclaims beneficial ownership of the shares.
 (3)Includes 2,808 shares held by the IRA of Mr. Craft's wife. Mr. Craft disclaims beneficial ownership of the shares.
 (4)Includes 118,996 shares held by Mr. Holdbrooks as trustee.
 (5)Includes 40,780 shares owned by Mr. King's wife and 20 shares held in a trust of which he is beneficiary. Mr. King disclaims beneficial ownership of the shares.
 (6)Includes 240,000 shares of Common Stock subject to options under BancGroup's stock option plans. In addition, the total includes 25,960 shares and 22,628 shares owned by Mr. Lowder's wife and stepson, respectively. Mr. Lowder disclaims beneficial ownership of these shares.
 (7)Includes 2,000 shares owned by Dr. Mathison's wife. Dr. Mathison disclaims beneficial ownership of the shares.
 (8)Includes 55,000 shares subject to options under BancGroup's stock option plans. Includes 260 shares owned by Mr. Miller's wife. Mr. Miller disclaims beneficial ownership of these shares.
 (9)Includes 500 shares owned by Mr. Sippial's son.
(10)W. Flake Oakley, Sarah H. Moore and Caryn Cope hold vested options respecting 98,000, 30,500 and 20,200 shares, respectively, pursuant to BancGroup's stock option plans, excluding options that are not exercisable within 60 days of February 20, 2002, due to vesting requirements. Mr. Oakley's amount includes 4,250 shares owned by his sons. Ms. Moore's amount includes 4,100 shares owned by her sons.

                             ELECTION OF DIRECTORS

   The Board recommends that the stockholders elect the six persons named below to hold office for terms of three years, or until their successors are elected and qualified. BancGroup's Amended and Restated Certificate of Incorporation provides that the number of directors which shall constitute the entire Board shall be fixed from time to time by resolutions adopted by the Board, but shall not be less than three persons. If the stockholders elect directors as recommended by the Board, then the Board shall consist of 18 members. By resolution, the Board has currently fixed the maximum number of directors at 23.

   BancGroup's Amended and Restated Certificate of Incorporation provides for the election of directors by classes to terms of three years, with one class of approximately one-third of the total number of directors to be elected each year. Six nominees are proposed for election to the class of directors whose terms expire in 2005. At the Annual Meeting, proxies cannot be voted for more than six directors whose terms expire in 2005.

   If, prior to the voting at the Annual Meeting, any person proposed for election as a director is unavailable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the Board may recommend. The management of BancGroup knows of no reason why any nominated person would be unavailable to serve as a director.

   Assuming a quorum is present at the Annual Meeting, a plurality of the votes cast will be sufficient to elect the directors. On the proxy card, voting for directors is Proposal 1.

   The bylaws of BancGroup contain certain limitations on stockholder nominations of candidates for election as directors. See "Bylaw Provisions Regarding Conduct of Stockholders' Meetings" for a description of such limitations.

   The following table provides certain biographical information about each nominee to be proposed on behalf of the Board and the directors whose terms will not expire until 2003 and 2004. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the last five years. Executive officers serve at the discretion of the Board.

                                   DIRECTORS NOMINATED FOR A TERM EXPIRING IN 2005:

                                 Position and Office
Name, Age and Year               Held with BancGroup                Present and Principal
Became Director                  And Subsidiaries(1)            Occupation for Last Five Years
---------------             ------------------------------ ----------------------------------------
William Britton             Director, BancGroup; Director, Chairman of the Board,
    77, 1985                Northern Region; Member,       Muscle Shoals Center,
                            Audit Committee                (truck service and retail sales business),
                                                           Muscle Shoals, AL

Augustus K. Clements, III   Director, BancGroup; Director, General Agent, New England
    59, 1997                Colonial Bank; Director,       Financial/The Clements Agency
                            Montgomery Region; Member,     (insurance agency); Managing Partner,
                            Executive Committee; Member,   Clements Financial Group
                            Nominating Committee;          Montgomery, AL
                            Member, Colonial Bank Trust
                            Committee

Patrick F. Dye              Director, BancGroup; Member,   Special Advisor, Auburn University,
    62, 1981                Asset/Liability Committee      since December, 1992; Head Football
                                                           Coach and Athletic Director, Auburn
                                                           University, 1981-1992; Part Owner,
                                                           Craftmasters Printing, 2001; Assistant
                                                           to the President, Auburn University
                                                           Foundation, 2002; Host of Pat Dye
                                                           Outdoors (Radio Show), Owner of
                                                           Hunting Preserve, Auburn, AL

                           DIRECTORS NOMINATED FOR TERMS EXPIRING IN 2005:

                                Position and Office
Name, Age and Year              Held with BancGroup                   Present and Principal
Became Director                 And Subsidiaries(1)               Occupation for Last Five Years
---------------          ----------------------------------- ----------------------------------------
  Milton E. McGregor     Director, BancGroup; Member,        Chief Executive Officer and President,
      62, 1993           Personnel and Compensation          Macon County Greyhound Park d/b/a
                         Committee                           Victoryland; Chief Executive Officer
                                                             and President, Jefferson County Racing
                                                             Association (greyhound racing facility)
                                                             since 1992, Montgomery, AL

William E. Powell, III   Director, BancGroup; Director,      Executive Vice President, Alabama
    57, 1987             Montgomery Region; Member, Audit    Cattlemen's Association (trade
                         Committee                           association representing the beef cattle
                                                             industry), Montgomery, AL

  Simuel Sippial         Director, BancGroup; Director,      President, Sippial Enterprises, Inc. (real
      58, 1997           Colonial Bank; Director, Montgomery estate investment company),
                         Region; Member, Personnel and       Montgomery, AL
                         Compensation Committee; Member,
                         Audit Committee; Member, Colonial
                         Bank Trust Committee; Member,
                         Colonial Bank CRA Committee

               CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2004:

Robert S. Craft       Director, BancGroup; Chairman of the President, Craft Development Corp.
    50, 1992          Board, Gulf Coast Region; Member,    (golf course ownership and
                      Executive Committee                  development company); Managing
                                                           Partner, Pinehurst Development (real
                                                           estate development company); Partner,
                                                           Craft Turf Farms (turf grass production
                                                           and sales company); President, Wingo
                                                           Trucking (trucking company);
                                                           Managing Member, Woodlands
                                                           Management Co. (golf course
                                                           management company); Managing
                                                           Member, Bright's Creek Development
                                                           Co. (golf course ownership company);
                                                           Managing Member, TRI-TEL, LLC
                                                           (hotel ownership company); President,
                                                           Cotton Creek Condominium
                                                           Development Corp. (condominium
                                                           development company); Managing
                                                           Member, Turf Properties, LLC and
                                                           Turf Properties II, LLC, (turf grass
                                                           production and sales company), Foley,
                                                           AL

Clinton O. Holdbrooks Director, BancGroup; Chairman of the Chairman of the Board, Central
    63, 1986          Board, Central Alabama Region;       Alabama Region since June 20, 2000;
                      Member, Audit Committee              Chairman of the Board, East Central
                                                           Region, January 1988 to June 2000,
                                                           Vestavia Hills, AL

               CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2004:

                        Position and Office
     Name, Age and Year Held with BancGroup     Present and Principal
     Became Director    And Subsidiaries(1) Occupation for Last Five Years
     ---------------    ------------------- ------------------------------

Harold D. King         Vice Chairman, BancGroup; Director,    Vice Chairman, BancGroup, since
    69, 1986           Central Alabama Region; Director,      October 1987, Pell City, AL
                       Colonial Bank; Member, Executive
                       Committee; Chairman, Asset/Liability
                       Committee; Member, Colonial Bank
                       Trust Committee; Member, Colonial
                       Bank CRA Committee

Robert E. Lowder*      Chairman of the Board, Chief           Chief Executive Officer and Chairman
    59, 1981           Executive Officer and President,       of the Board, (and President at all
                       BancGroup; Chairman, Executive         relevant times except 1997-2000)
                       Committee; BancGroup; Chairman of      Colonial BancGroup; Chief Executive
                       the Board, Chief Executive Officer and Officer and Chairman of the Board,
                       President, Colonial Bank; Director,    (and President at all relevant times
                       Central Alabama Region; Director,      except 1997-2000) Colonial Bank;
                       Northern Region; Director, Gulf Coast  Chairman of the Board and CEO,
                       Region; Director, Montgomery Region;   Colonial Mortgage Company until
                       Director, Central Florida Region;      1999; Chairman of the Board and
                       Director, South Florida Region;        President, Colonial Broadcasting
                       Director, Bay Area Region; Director,   Company, Inc. until 1998,
                       Southwest Florida Region; Chairman of  Montgomery, AL
                       the Board, Georgia Region; Director,
                       Texas Region; Director, Nevada
                       Region; Chairman of the Board,
                       Colonial Investment Services, Inc.;
                       Chairman of the Board, Chief
                       Executive Officer and President,
                       Colonial BancGroup Building
                       Corporation

John C. H. Miller, Jr. Director, BancGroup; Director, Gulf    Member, Miller, Hamilton Snider &
    58, 1981           Coast Region; Chairman, Personnel and  Odom, L.L.C. (law firm); Vice
                       Compensation Committee; Member,        President, The Pilot Group (consulting
                       Executive Committee; Chairman,         firm), until 2001, Mobile, AL
                       Nominating Committee

James W. Rane          Director, BancGroup; Member, Asset/    President, Great Southern Wood
    54, 1997           Liability Committee                    Preserving, Inc., Great Southern Wood
                                                              of Florida, Inc. and Great Southern
                                                              Wood of North Alabama, Inc., Great
                                                              Southern Wood - Statesboro, Inc.,
                                                              Statesboro GA; Manager, Texas, Great
                                                              Southern Wood, LLC (lumber
                                                              companies), Abbeville, AL

               CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2003:

                             Position and Office
Name, Age and Year           Held with BancGroup                   Present and Principal
Became Director              And Subsidiaries(1)               Occupation for Last Five Years
---------------      ------------------------------------ ----------------------------------------
 Lewis E. Beville    Director, BancGroup; Director, Gulf  Vice President of Thames, Batre,
    50, 1997         Coast Region; Chairman, Audit        Mattei, Beville and Ison (insurance
                     Committee                            agency), Mobile, AL

 Jerry J. Chesser    Director, BancGroup; Chairman of the President, Shelby Contracting Co., Inc.
     65, 1984        Board, Northern Region; Member,      (general contractor), Huntsville, AL
                     Audit Committee

 John Ed Mathison    Director, BancGroup; Director,       Senior Minister, Frazer Memorial
     63, 1987        Montgomery Region; Member,           United Methodist Church,
                     Personnel and Compensation           Montgomery, AL
                     Committee

 Joe D. Mussafer     Director, BancGroup; Director,       President, Montgomery Beverage
     62, 1981        Montgomery Region; Member,           Company, Inc. (wholesale beverage
                     Personnel and Compensation           distributorship), Montgomery, AL
                     Committee; Member, Asset/Liability
                     Committee; Member, Nominating
                     Committee

 Frances E. Roper    Director, BancGroup; Director,       Owner, Roper's Flowers (retail florist);
     82, 1984        Northern Region; Member, Personnel   Owner, Frances Roper Corporation
                     and Compensation Committee;          (renting and leasing properties),
                     Member, Audit Committee              Huntsville, AL

 Edward V. Welch     Director, BancGroup; Director,       Chairman of the Board, Welch,
     69, 1981        Montgomery Region; Member, Asset/    Hornsby & Welch, Inc, (investment
                     Liability Committee                  advisory firm) and Trinity Investments,
                                                          Inc., (investments holding company),
                                                          since May 1994, Montgomery, AL

 * Indicates that the director is also an executive officer.

(1)All references to the word "Region" refer to a region of Colonial Bank.

   BancGroup's Amended and Restated Certificate of Incorporation provides that there shall be an Audit Committee of the Board composed of not less than three directors appointed by the Board at least annually, none of whom shall be active officers of BancGroup, whose duty it shall be to make an examination at least once each year into the financial affairs of BancGroup and to report the results of their examination in writing to the Board at its next regular meeting. The Audit Committee may make recommendations to the Board and, with the approval of the Board, may employ an independent firm of certified public accountants. The Audit Committee of the Board presently consists of Lewis E. Beville, Chairman, William Britton, Jerry J. Chesser, Clinton O. Holdbrooks, William E. Powell, Frances E. Roper, and Simuel Sippial. The Audit Committee met four times in 2001 (See "Audit Committee Report").

   BancGroup has a Personnel and Compensation Committee presently consisting of John C. H. Miller, Jr., Chairman, John Ed Mathison, Milton E. McGregor, Joe D. Mussafer, Frances E. Roper, and Simuel Sippial. The principal functions of this committee are to make recommendations from time to time to the Board regarding compensation and personnel matters, compensation plans in which officers and directors are eligible to participate, the establishment of or changes in benefit plans in which officers and employees participate, and personnel policies. A subcommittee of this committee consisting of Joe D. Mussafer, Frances E. Roper, and

Simuel Sippial performs these functions regarding executive officers of BancGroup. The committee met one time, and the subcommittee met three times in 2001 (See "Executive Compensation Committee Report").

   BancGroup created a Nominating Committee in January, 2002. This committee's purpose is to nominate directors to stand for election as directors of BancGroup. This committee presently consists of John C. H. Miller, Jr., Chairman, Augustus K. Clements, III, and Joe D. Mussafer. This committee met once in 2002 to recommend nomination of the directors listed on pages 4 and 5, who stand for election at the 2002 annual meeting of stockholders.

   BancGroup has an Executive Committee presently consisting of Robert E. Lowder, Chairman, Augustus K. Clements, III, Robert S. Craft, Harold D. King, and John C.H. Miller, Jr. The principal functions of this committee are to perform certain actions in lieu of the Board at times when a meeting of the full Board is not feasible or practicable. This committee met twice in 2001.

   BancGroup has an Asset/Liability Committee (ALCO) presently consisting of Harold D. King, Chairman, Patrick F. Dye, Joe D. Mussafer, James W. Rane, and Edward V. Welch. The principal function of this committee is to establish a framework of procedures, responsibilities and policies regarding the management of BancGroup's assets and liabilities in order to optimize the net interest margin and net income under a range of interest rate scenarios while assuming reasonable business risks. Management provides to this committee detailed reports on the company's interest rate risk and liquidity position along with current strategies. The committee met four times in 2001.

   During 2001, the Board met four times. All incumbent BancGroup directors attended 75% or more of the Board meetings and their respective committee meetings, in which he or she served, except for Robert S. Craft who attended 67%.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires BancGroup's directors, certain officers and 10% stockholders, if any, to file reports of ownership and changes in ownership of BancGroup Common Stock with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders, if any, are required by SEC regulations to furnish BancGroup with copies of all Section 16(a) reports they file, including reports on Form 5, which are filed with the SEC annually.

   Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, BancGroup believes that during 2001, all filings applicable to its officers, directors and 10% stockholders were made timely.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

   The Personnel and Compensation Committee of BancGroup consists of John C.H. Miller, Jr., Chairman, John Ed Mathison, Milton E. McGregor, Joe D. Mussafer, Frances E. Roper, and Simuel Sippial. Mr. Miller is a member in the law firm of Miller, Hamilton, Snider & Odom, L.L.C. Such firm performed legal services for BancGroup, its subsidiary bank, Colonial Bank, and other operating subsidiaries in 2001 and received approximately $1,781,996 in fees. In addition, as described below at "Executive Compensation -- Director Compensation," Mr. Miller received employment-related compensation of $41,000 from BancGroup in 2001. See "-- Other Transactions".

   Robert E. Lowder is the Chairman of the Board, Chief Executive Officer, President and a principal stockholder of BancGroup. BancGroup and its subsidiaries lease office space in the Colonial Financial Center in Montgomery, Alabama, from GC Associates I, Joint Venture, a company in which Mr. Lowder has a 16.7% ownership interest. The lease agreements, which began in 1987 and will expire in 2007, provide that BancGroup and its subsidiaries will pay rent of approximately $1,758,506 in the aggregate, per annum, subject to certain adjustments, including reimbursement of certain operating expenses, to GC Associates I. Colonial Bank currently leases real estate which is partially owned by Mr. Lowder and on which one of its Montgomery, Alabama branches is located. Mr. Lowder receives an annual rental of $2,000 pursuant to this lease. This lease commenced in 1974, was renewed in 1999 and has a five-year term.

   With respect to the preceding transactions, management of BancGroup believes that such arrangements are at least as favorable to BancGroup as those which might be negotiated with unaffiliated parties for similar transactions.

Other Transactions

   BancGroup has retained in the past and proposes to retain in the future on behalf of BancGroup or its subsidiaries the law firm of Miller, Hamilton, Snider & Odom, L.L.C., Mobile, Alabama, of which a director of BancGroup, John
C. H. Miller, Jr., is a member. Legal fees paid to this firm by BancGroup and its subsidiaries were approximately $1,781,996 for 2001.

   Management of BancGroup believes that such arrangements and related transactions are at least as favorable to BancGroup as that which might be negotiated with unaffiliated parties for similar arrangements and transactions.

Loans

   Certain directors, officers and principal stockholders of BancGroup and their affiliated interests were customers of and had transactions with Colonial Bank in the ordinary course of its business during the past year. Additional transactions may be expected to take place in the ordinary course of business. Included in such transactions were outstanding loans and commitments from Colonial Bank, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table presents for the last three fiscal years of BancGroup the compensation paid to the Chief Executive Officer of BancGroup, and the four most highly compensated individuals who served as executive officers of BancGroup during calendar year 2001, in addition to the Chief Executive Officer, whose total annual salary and bonus for 2001 exceeded $100,000.

                                                                                             Long Term
                                                                                            Compensation
                                                                                               Awards
                                       Annual Compensation
                                   -------------------------
                                                                                    Restricted
                                                                                       Stock
Name and Principal Position        Year Salary($)    Bonus($)                        Awards($)
---------------------------        ---- ---------- ---------    ---------------------------------------------
Robert E. Lowder.................. 2001 $  950,000 $ 419,900(2)                                   $ 1,044,509(3)(4)
  Chairman, CEO and President      2000    950,000   189,050                                        1,354,357(3)(4)
                                   1999    982,686   350,000                                          298,823(3)(4)
W. Flake Oakley................... 2001 $  231,000 $  60,000                                      $    28,020(4)
  Executive Vice President, Chief  2000    220,000    50,000                                               --
  Financial Officer and Secretary  1999    206,923    50,000                                           52,500(4)
Sarah H. Moore.................... 2001 $  215,385 $  60,000                                      $    28,020(4)
  Executive Vice President and     2000    182,500    50,000                                               --
  Chief Operations Officer         1999    122,885    10,000                                               --
Caryn D. Cope(10)................. 2001 $  175,000 $  60,000                                      $    28,020(4)
  Executive Vice President and
  Chief Credit Officer
Young J. Boozer, III.............. 2001 $  157,561 $      --                                      $    7,005 (4)
  Executive Vice President and     2000    149,000        --                                               --
  General Auditor                  1999    147,231     5,000                                               --





                                      Securities
                                      Underlying       All Other
Name and Principal Position           Options(#)    Compensation(1)
---------------------------        ----------       ----------------
Robert E. Lowder..................                  $         29,444
  Chairman, CEO and President         200,000(5)              35,057
                                      100,000(6)              19,473
W. Flake Oakley...................     10,000(8)(9) $          5,250
  Executive Vice President, Chief          --                  5,250
  Financial Officer and Secretary      30,000(6)               5,000
Sarah H. Moore....................      5,000(8)(9) $          5,250
  Executive Vice President and         50,000(7)               4,813
  Chief Operations Officer             10,000(6)               3,072
Caryn D. Cope(10).................      5,000(8)(9) $         11,138
  Executive Vice President and
  Chief Credit Officer
Young J. Boozer, III..............      7,500(8)    $          4,726
  Executive Vice President and             --                  4,366
  General Auditor                          --                  3,681

--------
(1)The amounts shown in this column for Mr. Lowder consist of $23,265, $28,878 and $13,199 in compensation for personal use of the company aircraft in 2001, 2000 and 1999, respectively. They also include for Mr. Lowder $5,250, $5,250, and $5,000 contributed in 2001, 2000 and 1999, respectively, to BancGroup's 401(k) and Profit Sharing Plan; and $929, $929 and $1,274 in 2001, 2000 and 1999, respectively, for insurance premiums paid by BancGroup for Mr. Lowder. The amount shown for Ms. Cope for 2001 consists of $5,138 for contributions by BancGroup to Colonial BancGroup's 401(k) Plan and $6,000 for a car allowance. The amounts shown for all other persons reflect only contributions by BancGroup to the 401(k) and Profit Sharing Plan.
(2)Represents a cash bonus awarded under BancGroup's Management Incentive Plan.
(3)Includes the market value of 8,127, 5,289 and 3,501 shares of Common Stock as of December 31, 2001, 2000 and 1999, respectively, awarded to Mr. Lowder in lieu of cash director fees pursuant to BancGroup's Restricted Stock Plan for Directors. These shares vest annually on the day before the annual meeting of shareholders of the corporation in question. At December 31, 2001, December 31, 2000 and December 31, 1999, the per share market values of these shares were $14.09, $10.75 and $10.375, respectively.

(4)Includes the market value, on the date of grant, of shares awarded under BancGroup's Stock Bonus Plan. Mr. Lowder was granted 75,000 shares on March 29, 2001, subject to certain performance and/or vesting requirements. Mr. Lowder was granted 125,000 shares on March 29, 2000, subject to certain performance and/or vesting requirements. Mr. Lowder and Mr. Oakley were granted 25,000 and 5,000 shares, respectively, on January 2, 2000, based on 1999 performance. Mr. Oakley, Ms. Moore, and Ms. Cope received 2,000 shares each on January 2, 2002 based on 2001 performance. Mr. Boozer received 500 shares on January 2, 2002 based on 2001 performance. These shares vest at 20% per year beginning one year from the date of grant. The holder is entitled to receive dividends on these shares and to vote the shares prior to vesting. At March 29, 2000, January 2, 2000, March 29, 2001, and January 2, 2002, the per share market value of these shares were $10.38, $10.50, $12.40 and $14.01, respectively.
      The following table provides information about restricted shares not vested as of December 31, 2001. Awards granted in 2002 for 2001 performance are not included.

                                  Aggregate # of      Market Value on
         Name                 Restricted Shares Held December 31, 2001
         ----                 ---------------------- -----------------
         Robert E. Lowder....        211,843            $2,984,868
         W. Flake Oakley.....          4,000                56,360
         Sarah H. Moore......          2,320                32,689
         Caryn D. Cope.......          4,240                59,742
         Young J. Boozer, III             --                    --

(5)Represents options awarded on March 29, 2000. 100,000 options vest subject to BancGroup's stock price reaching $16.71 within five years of the grant date. The remaining 100,000 options vest on a 20% per year vesting schedule, beginning one year from the date of grant.
(6)Represents options awarded December 30, 1999, based on 1999 performance. These options vest at the rate of 20% per year beginning one year from the date of grant.
(7)Represents options awarded May 16, 2000. These options vest at the rate of 20% per year beginning one year from the date of grant.
(8)Represents options awarded December 28, 2001. These options vest at the rate of 20% per year beginning one year from the date of grant. Mr. Oakley, Ms. Moore, and Ms. Cope received options to purchase 10,000, 5,000, and 5,000 shares, respectively. Mr. Boozer was awarded options to purchase 7,500 shares.
(9)Does not include options granted pursuant to an option exchange program on June 18, 2001. See "Executive Compensation - Ten Year Option Repricing". Mr. Oakley, Ms. Moore and Ms. Cope received options to purchase 20,000, 10,000, and 4,000 shares, respectively.
(10)Ms. Cope became an Executive Officer in January 2001.

FOR A DISCUSSION OF CERTAIN COMPENSATION COMMITTEE INTERLOCKS, SEE "COMPEN-SATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION." SEE ALSO "EXECUTIVE COMPENSATION COMMITTEE REPORT."

Options

   The following table shows certain information respecting exercised and unexercised options for Common Stock held by BancGroup executive officers at December 31, 2001. Certain options have been granted pursuant to a vesting schedule which only permits the holder to exercise options respecting 20% of the shares for each year the holder is employed after the grant of options.

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
                                    Values

                                                    Number of Securities
                                                         Underlying
                                                    Unexercised Options   Values of Unexercised
                                                             At           In-the-Money Options
                                                     December 31, 2001   At December 31, 2001(2)
                                                    -------------------- -----------------------
                     Shares Acquired     Value         Exercisable/           Exercisable/
Name                 On Exercise(#)  Realized($)(1)    Unexercisable          Unexercisable
----                 --------------- --------------   ---------------      -------------------
Robert E. Lowder....       --              --         200,000/300,000      $732,302/$1,075,793
W. Flake Oakley.....       --              --          100,000/52,000          444,861/117,959
Sarah H. Moore......       --              --           29,500/59,000          106,136/221,575
Caryn D.Cope........       --              --           19,400/24,600            55,468/60,912
Young J. Boozer, III       --              --               -- /7,500                  -- / --

--------
(1)Value realized is the difference between the fair market value of the securities underlying the options and the exercise price on the date of exercise.
(2)Value is calculated by subtracting the exercise price from the market value of underlying securities at December 31, 2001.

   The following table shows certain information respecting grants of options respecting Common Stock to certain executive officers of BancGroup during 2001.

                       Option Grants in Last Fiscal Year

                                                                               Potential Realizable Value at
                                                                                  Assumed Annual Rates of
                                                                                 Stock Price Appreciation
                            Individual Grants                                         for Option Term
                     -------------------------------                           -----------------------------
                                Percent of
                                  Total
                     Number of   Options
                     Securities  Granted             Market
                     Underlying     to     Exercise   Price
                      Options   Employees   or Base    on
                      Granted   in Fiscal    Price   Date of
Name                    (#)        Year     ($/Sh)    Grant   Expiration Date  0%($)     5%($)     10%($)
----                 ---------- ---------- --------- ------- -----------------  -----    -------   --------
Robert E. Lowder....     --         --        --          --        --            --      --         --
W. Flake Oakley.....     10,000      1.47% $   14.81       * December 28, 2011    --    $93,139   $236,033
Sarah H. Moore......      5,000       .74%     14.81       * December 28, 2011    --     46,570    118,017
Caryn D. Cope.......      5,000       .74%     14.81       * December 28, 2011    --     46,570    118,017
Young J. Boozer, III      7,500      1.10%     14.81       * December 28, 2011    --     69,854    177,025

--------
* Same as exercise price

                          Ten Year Option Repricings

                                                                                                Length of
                                                                                                 Original
                                                  Number of                                       Option
                                                  Securities                 Exercise              Term
                                                  Underlying                 Price at           Remaining
                                                   Options   Market Price of  Time of           at Date of
                                                   Repriced   Stock at Time  Repricing   New    Repricing
                                                      or     of Repricing or    or     Exercise     or
Name                                    Date       Amended      Amendment    Amendment  Price   Amendment
----                                   ------     ---------- --------------- --------- -------- ----------
W. Flake Oakley....................... (1)(2)       20,000         (4)        $ 17.19  $ 12.54  81 months
 Executive Vice President,
 Chief Financial Officer and Secretary

Sarah H. Moore........................ (1)(2)       5,000          (4)        $17.19   $12.54   81 months
 Executive Vice President and          (1)(3)       5,000          (4)        $17.00   $12.54   87 months
 Chief Operations Officer

Caryn D. Cope......................... (1)(2)       4,000          (4)        $17.19   $12.54   81 months
 Executive Vice President and
 Chief Credit Officer

--------
(1)The exchanged options were cancelled by an agreement dated as of December 15, 2000. Replacement options were granted as of June 18, 2001.
(2)The original options were granted on January 2, 1998 and were due to expire on January 2, 2008.
(3)The original options were granted on July 15, 1998 and were due to expire on July 15, 2008.
(4)The market price (determined by the average of the high and low prices on the date in question) on December 15, 2000 was $9.66. The market price on June 18, 2001 was $12.54.

Defined Benefit Plan

   BancGroup maintains a Retirement Plan for all of the employees of BancGroup and its subsidiaries. An employee becomes eligible on January 1 or July 1 commencing at age 21 and after the completion of 1,000 hours of service during a year of employment by BancGroup or one of its subsidiaries.

   The following table reflects the estimated annual benefits payable upon retirement under the Retirement Plan as a single life annuity commencing at age
65. These benefits ignore the lower benefit rate applicable to earnings below the Social Security Covered Compensation level.

                                      Years of Service
                           ---------------------------------------
                 Annual
              Remuneration    5      10      15      20      25
              ------------ ------- ------- ------- ------- -------
                $100,000   $ 7,600 $15,200 $22,800 $30,400 $38,000
                 125,000     9,500  19,000  28,500  38,000  47,500
                 160,000    12,160  24,320  48,640  48,640  60,800
                 170,000    12,920  25,840  38,760  51,680  64,600

   A person's benefits are not increased to the extent his annual compensation exceeds $170,000.

   Benefits are based upon the number of years of service (maximum 25 years), the participant's final earnings, and the amount of Social Security Covered Compensation. A participant receives credit for a year of service for every year in which 1,000 hours are completed in the employment of BancGroup or one of its subsidiaries.

   The benefits shown are limited by the current statutory limitations, which restrict the amount of benefits that can be paid from a qualified retirement plan. The statutory limit on compensation that may be recognized in calculating benefits is $170,000. This limitation is scheduled to increase periodically with the cost of living increase.

   All compensation except compensation which relates to director fees, if any, shown for executive officers in the cash compensation table above is covered by the Retirement Plan. Robert E. Lowder has 37 years of eligibility, W. Flake Oakley, has 14 years, Sarah H. Moore has 5 years, Caryn Cope has 16 years and Young J. Boozer, III has 16 years.

Compensation Plans

   Directors' Plan. BancGroup's Restricted Stock Plan for Directors (the "Directors' Plan") provides a means whereby directors of BancGroup and its subsidiaries may receive shares of BancGroup Common Stock in lieu of cash fees for service as directors. Employees are not currently eligible to participate in the Directors' Plan.

   Upon election as a director, each director may receive, at the option of the director, in lieu of cash fees, that number of whole shares of Common Stock of BancGroup, rounded to the nearest whole number, determined by dividing the Regular Fees the director would have received during the director's current term of office by the average of the closing prices of the Common Stock as reported by the New York Stock Exchange for the period of 30 trading days prior to such election. "Regular Fees" means that amount of fees payable to a director in cash, and without regard to attendance at meetings, for a full term of office as a director. Under the terms of the Directors' Plan, a BancGroup director's term of office begins upon the day of BancGroup's annual meeting of stockholders and ends the day before the next year's annual meeting.

   A director may also elect to receive Common Stock at the end of the term, based upon the amount of Supplemental Fees such director would have been entitled to receive during such term and subject to certain restrictions and risks of forfeiture, provided such director has waived the receipt of Supplemental Fees at the commencement of such director's term. "Supplemental Fees" means fees paid to a director for attendance at the committee meetings, special meetings of the Board, or otherwise, and which are paid only on an ad hoc basis. The number of shares to which the director is entitled shall be calculated at the end of the director's term and shall be equal to that number of whole shares of Common Stock, rounded to the nearest whole number, determined by dividing the Supplemental Fees the director would have received during the current term by the average of the closing prices of the Common Stock for the period of 30 trading days prior to the election as a director to such term.

   Each director of BancGroup who participates in the Directors' Plan must enter into a written agreement with BancGroup. Directors of BancGroup may elect on an annual basis whether to participate in the Directors' Plan for the following year commencing with the annual meeting of stockholders, in which case the 30-day period used to determine price expires prior to the annual meeting which commences the period of annual participation. No director may receive more than 4,800 shares of Common Stock during any one year, except for shares which may be received through stock splits, stock dividends, or certain other events specified in the Directors' Plan.

   Directors to whom shares of Common Stock have been awarded in lieu of Regular Fees under the Directors' Plan have all rights of shareholders with respect to shares of Common Stock so awarded, subject to certain provisions regarding forfeiture, which means, among other things, that directors may receive dividends upon and vote the shares of Common Stock awarded in lieu of Regular Fees.

   Stock Option Plans. Effective July 1, 2001, BancGroup adopted The Colonial BancGroup, Inc., 2001 Long-Term Incentive Plan (the "LTIP") pursuant to which equity based incentives, including but not limited to options for Common Stock and grants of Common Stock, may be issued to officers, directors and employees. BancGroup may issue a total of 10,000,000 shares of Common Stock under the LTIP. BancGroup's former stock option and stock bonus plans expired on June 30, 2001, but options issued pursuant to those plans remain outstanding.

   Management Incentive Plan. In 2000, BancGroup adopted a management incentive plan pursuant to which BancGroup's Executive Compensation Subcommittee may award certain executive officers of BancGroup cash compensation, the receipt of which is dependant on BancGroup achieving one or more pre-selected performance goals. No Common Stock is issued in connection with the Management Incentive Plan.

   Director Compensation. Directors of BancGroup receive fees of $2,500 per quarter, plus $1,000 for each Board meeting attended. Members of BancGroup committees receive fees of $500 ($750 for the Chairman) for each BancGroup committee meeting attended. Certain directors of BancGroup also serve as directors of Colonial Bank or its regional boards and receive fees that are comparable to those paid by BancGroup. Fees paid to BancGroup directors in cash for 2001 totaled $302,412. In 2001, a total of 15,689 shares of Common Stock were earned for service in 2001 and 25,272 shares were issued for service in 2000 under the Directors' Plan to BancGroup directors for service as directors of BancGroup and its subsidiaries.

   John C. H. Miller, Jr., Clinton O. Holdbrooks, Patrick F. Dye and John Ed Mathison received employment-related compensation during 2001 of $40,100, $1,900, $3,000 and $18,000, respectively. Mr. Miller provides advice to BancGroup management and to the Colonial Bank's Gulf Coast Region that extends beyond legal work for which Mr. Miller's law firm receives legal fees. Mr. Holdbrooks, Mr. Dye and Dr. Mathison perform consulting, public relations and/or customer development services for either BancGroup, Colonial Bank or both.

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

   The Personnel and Compensation Committee of BancGroup (the "Committee") consists of John C. H. Miller, Jr., Chairman, Milton E. McGregor, Joe D. Mussafer, John Ed Mathison, Frances E. Roper, and Simuel Sippial. The Board has established a subcommittee of the Committee (the "Subcommittee"), consisting of Joe D. Mussafer, Frances E. Roper, and Simuel Sippial, to determine all cash compensation for executive officers of BancGroup. The Subcommittee also makes decisions regarding stock-based awards under BancGroup's Long-Term Incentive Plan, including awards made to executive officers.

   John C. H. Miller, Jr. and John Ed Mathison receive employment-related compensation from BancGroup, and the law firm of which Mr. Miller is a partner receives legal fees from BancGroup. See "Executive Compensation Committee Interlocks and Insider Participation" and "Executive Compensation -- Director Compensation."

Compensation Principles

   The Subcommittee determines executive compensation in accordance with five principles: (1) BancGroup's financial performance, both in terms of the attainment of short-term and long-term goals; (2) the competitiveness of executive compensation with BancGroup's peers; (3) the encouragement of stock ownership by executive officers; (4) the individual performance of each executive officer; and (5) recommendations of the Chief Executive Officer regarding all executive officers other than himself. No disproportionate weight is assigned to any individual principle.

Total Cash Compensation

   Cash compensation consists of an annual salary established at the beginning of the fiscal year and a year-end bonus described further below. In setting compensation for the 2001 fiscal year, the Subcommittee reviewed the compensation paid by a peer group of 52 bank holding companies which, as of June 30, 2000, had total assets greater than $10.0 billion, which is a category designated by the Board of Governors of the Federal Reserve System as Peer Group 1. A total of 61 bank holding companies were in this category, but compensation information on nine companies was not available. BancGroup had total assets of $11.7 billion at year-end 2000.

   The Subcommittee determined the salaries of the executive officers of BancGroup for 2001 in mid-January, 2001. The salaries paid to executive officers in the peer group companies were analyzed in terms of (1) return on average assets, (2) return on average equity, (3) nonperforming assets, and (4) stock performance within ranges comparable to the same performance criteria for BancGroup. These criteria reflect how well the executives perform for the benefit of stockholders and provide a range of performance comparable to the performance of BancGroup.

   The Subcommittee accorded equal weight to the performance criteria in assessing the performance of BancGroup and in making the comparisons with the peer group. The Subcommittee did not recommend compensation levels based upon a formula, but, rather, after reviewing the factors outlined above and receiving recommendations of the Chief Executive Officer for each person reviewed other than the Chief Executive Officer, the Subcommittee established salaries for 2001 that, in its subjective judgment, were fair in terms of BancGroup's performance in comparison with the peer group, the responsibilities performed by the executive within BancGroup and the level of compensation paid to comparable executives in the peer group companies.

Compensation for Chief Executive Officer

   The Subcommittee evaluated the salary of the Chief Executive Officer on the basis of the same criteria used to evaluate salaries of other executive officers. The Subcommittee's determination of an appropriate level of compensation for the Chief Executive Officer was thus based on a comparison of BancGroup's performance with the performance of the peer group, the Chief Executive Officer's responsibilities within BancGroup, and the compensation paid to chief executive officers within the peer group. The Subcommittee left the Chief Executive Officer's salary for 2001 unchanged at $950,000.

Cash Bonuses

   The Subcommittee approved cash bonuses to BancGroup's current executive officers, other than the Chief Executive Officer, as follows: $60,000 to W. Flake Oakley, $60,000 to Sarah H. Moore, and $60,000 to Caryn Cope. The Subcommittee based these awards upon the recommendations of the Chief Executive Officer.

   In January 2000, the Board approved the Management Incentive Plan of The Colonial BancGroup, Inc. (the "MIP") for the purpose of providing short-term, performance-based cash bonus opportunities to BancGroup's executive officers. In December 2000, the Subcommittee selected the Chief Executive Officer to participate in the MIP in 2001 and subsequently developed a payout matrix upon which the Chief Executive Officer's bonus under the MIP would be based. Under the payout matrix established by the Subcommittee, the Chief Executive Officer was eligible to receive a bonus ranging from zero to 100% of his base salary depending upon BancGroup's performance with respect to four business criteria: return on average assets, return on average equity, earnings per share, and nonperforming assets. At a meeting held on January 24, 2002, the Subcommittee reviewed BancGroup's 2001 performance with respect to these measures and certified that the Chief Executive Officer was entitled to receive a cash bonus for 2001 in an amount equal to $419,900.

Stock Bonuses and Stock Options

   In March 2000, the Subcommittee awarded the Chief Executive Officer 125,000 shares of restricted stock under BancGroup's Stock Bonus and Retention Plan. The vesting of 62,500 of these shares is contingent upon BancGroup's Common Stock price reaching a certain level within five years of the date the shares were granted, while the vesting of the remaining 62,500 shares of restricted stock is contingent upon the level of BancGroup's return on average assets, return on average equity, earnings per share, and nonperforming assets. At its meeting held on January 24, 2002, the Subcommittee certified that 8,706 shares of restricted stock vested as a result of BancGroup's performance in 2001 with respect to these four financial measures.

   In addition, in March 2001, the Subcommittee awarded the Chief Executive Officer 75,000 shares of restricted stock under BancGroup's Stock Bonus and Retention Plan. The vesting of 37,500 of these shares is contingent upon BancGroup's Common Stock price reaching a certain level within five years of the date the shares were granted, while the vesting of the remaining 37,500 shares of restricted stock is contingent upon the level of BancGroup's return on average assets, return on average equity, earnings per share, and nonperforming assets. At its meeting held on January 24, 2002, the Subcommittee certified that 16,575 shares of restricted stock vested as a result of BancGroup's performance in 2001 with respect to these four financial measures.

   In December 2001 the Subcommittee approved awards of incentive stock options under the LTIP to Mr. Oakley, Ms. Moore and Ms. Cope, BancGroup's other current executive officers, for 10,000, 5,000 and 5,000 shares respectively, and awards of restricted stock under the LTIP to these executive officers of 2,000 shares each. The Subcommittee based these awards upon recommendations of the Chief Executive Officer.

Stock Option Exchanges

   On November 30, 2000, the Subcommittee elected to allow all employees who had stock options with exercise prices above $13.00 to participate in an option exchange program in order to retain key employees and provide the incentive originally intended from the options. Most employees who participated relinquished their original options on December 15, 2000 and were granted new options on June 18, 2001. Of the employees who elected to participate in the stock option exchange program, three are currently executive officers of BancGroup. Pursuant to the stock option exchange program, Mr. Oakley, Ms. Moore and Ms. Cope received options on June 18, 2001 with an exercise price of $12.54 per share exercisable for 20,000, 10,000 and 4,000 shares, respectively, of BancGroup's Common Stock. (See "Executive Compensation
- Ten Year Option Repricing").

   This foregoing report is submitted by the Subcommittee.

       Subcommittee:

       Joe D. Mussafer
       Frances E. Roper
       Simuel Sippial

                                    [CHART]

       COMPARATIVE FIVE-YEAR CUMULATIVE TOTAL RETURN
             AMONG THE COLONIAL BANCGROUP, INC.,
             S&P 500 INDEX AND S&P GROUP INDEX

         COLONIAL BANCGROUP     S&P  GROUP INDEX  S&P 500 INDEX
1996     100.00                   100.00            100.00
1997     176.40                   150.37            133.36
1998     125.65                   166.13            171.47
1999     112.04                   142.55            207.56
2000     121.56                   182.51            188.66
2001     165.43                   170.14            166.24


                  ASSUMES $100 INVESTED ON DECEMBER 31, 1996
                         ASSUMES DIVIDENDS REINVESTED
                      FISCAL YEAR ENDED DECEMBER 31, 2001

   Neither the foregoing graph nor the Executive Compensation Committee Report given above is to be deemed to be incorporated by reference into any past or subsequent filings by BancGroup under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                            AUDIT COMMITTEE REPORT

   The Audit Committee of BancGroup consists of Lewis E. Beville, Chairman, William Britton, Jerry J. Chesser, Clinton O. Holdbrooks, William E. Powell, Frances E. Roper and Simuel Sippial. The members of the Audit Committee satisfy the independence and experience requirements of the New York Stock Exchange.

   The Audit Committee has adopted a charter, which was amended on January 19, 2002. The amended charter is attached to this Proxy Statement as Appendix A. The Audit Committee reviews its charter for adequacy on an annual basis. In accordance with its charter, the Audit Committee met four times in 2001. The Audit Committee has reviewed BancGroup's audited financial statements with management to determine whether such statements were consistent with BancGroup's audit policy and whether BancGroup's internal controls were adequate for the preparation of the financial statements.

   The Audit Committee also reviewed with management and BancGroup's independent auditor the quarterly financial statements of BancGroup prior to the filing of BancGroup's Quarterly Reports on Form 10-Q in 2001.

   One of the Audit Committee's responsibilities is to recommend to the BancGroup's Board of Directors an independent auditor. The Audit Committee has recommended PricewaterhouseCoopers LLP as BancGroup's independent auditor for 2002(See "Relationship with Independent Public Accountant").

   In making its recommendation for 2002, the Audit Committee considered the fees paid to PricewaterhouseCoopers LLP in relation to the services PricewaterhouseCoopers LLP provided and the compatibility of any non-audit services that PricewaterhouseCoopers LLP provided to BancGroup with PricewaterhouseCoopers LLP's status as its independent auditor. See "Relationship with Independent Public Accountant -- Audit Fees" for more information regarding fees paid to PricewaterhouseCoopers LLP during 2001.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

Selection

   BancGroup has selected the firm of PricewaterhouseCoopers LLP to act as its independent public accountant for 2002. It is expected that representatives of this firm will be present at the Annual Meeting and will have an opportunity to make a statement to, and to answer questions from, stockholders.

Audit Fees

   For the 2001 audit of BancGroup's annual financial statements, including the review of the quarterly financial statements included in BancGroup's Quarterly Reports on Form 10-Q filed in 2001, BancGroup has agreed to pay
PricewaterhouseCoopers LLP $385,000. As of December 31, 2001, $325,000 of these fees had been billed by PricewaterhouseCoopers LLP.

Financial Information Systems Design and Implementation Fees

   For the year ending December 31, 2001, PricewaterhouseCoopers was not engaged to and did not provide any of the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

   For the year ended December 31, 2001, PricewaterhouseCoopers LLP billed $1,889,000 to BancGroup for services other than those described above. These fees primarily relate to internal audit services and tax advisory services, which amounted to $995,000 and $654,000 respectively.

Compatibility of Fees

    BancGroup's Audit Committee has considered the provision of non-audit services by PWC and the fees paid to PWC for such services, and believes that the provision of such services and their fees are compatible with maintaining PWC's independence (See "Audit Committee Report").

         BYLAW PROVISIONS REGARDING CONDUCT OF STOCKHOLDERS' MEETINGS

   BancGroup's bylaws contain two provisions relating to the conduct of stockholders' meetings. The first provision requires that certain procedures be followed by a stockholder of record who wishes to present business at the annual meeting of stockholders, including the nomination of candidates for election as directors. In order to nominate persons for election as a director or to present other business at a meeting, a stockholder must provide written notice thereof to the Secretary of BancGroup not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting, provided that, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

   As it relates to director nominations, the written notice must state all information as to each nominee required to be disclosed in solicitations of proxies for election of directors under SEC regulations, including the written consent of each such nominee. As for any other business that the stockholder proposes to bring before the meeting, the written notice must contain a brief description of the business, the reasons for conducting the business at the meeting and any material interest in such business of such stockholder. The notice must also contain the name and address of such stockholder and the class and number of shares of BancGroup owned beneficially and of record, as well as the same information for each beneficial owner who may be nominated for election as a director.

   The Board is not required to nominate a person designated by a stockholder or to take up such other business as may be contained in a written notice from a stockholder; however, compliance with this procedure would permit a stockholder to nominate the individual at the stockholders' meeting, and any stockholder may vote shares in person or by proxy for any individual such stockholder desires. The procedures relating to nominating directors and presenting other business at a stockholders' meeting may only be used by a stockholder who is a stockholder of record at the time of the giving of the notice by the stockholder to the secretary of BancGroup. The procedures do not prohibit or apply to stockholder proposals under SEC Rule 14a-8 as described at "Proposals of Stockholders."

   The second provision of BancGroup's bylaws relates to the conduct of the business at a stockholders' meeting. Under that provision, the Board has the authority to adopt rules for the conduct of meetings, and, unless inconsistent with any such rules, the Chairman of the meeting may prescribe such rules, regulations and procedures as, in his judgment, are appropriate for the proper conduct of the meeting.

                           PROPOSALS OF STOCKHOLDERS

   Subject to certain rules of the SEC, proposals by stockholders intended to be presented at BancGroup's 2003 annual meeting of stockholders must be received at BancGroup's principal executive offices not less than 120 calendar days in advance of March 18, 2003 (November 19, 2002), for inclusion in the proxy or information statement relating to the 2003 annual meeting.

                                 OTHER MATTERS

   BancGroup does not know of any matters to be presented for action at the meeting other than those listed in the notice of the meeting and referred to herein.

   BancGroup will furnish stockholders, upon written request and payment of a reasonable fee for copying charges, copies of the exhibits to its annual report on Form 10-K filed with the SEC for the year ended December 31, 2001. Requests should be made to:

   Chief Financial Officer and Secretary
   The Colonial BancGroup, Inc.
   Post Office Box 1108
   Montgomery, Alabama 36101

   PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, IF YOUR PROXY CARD CONTAINS INSTRUCTIONS REGARDING DELIVERING YOUR PROXY VIA TELEPHONE OR THE INTERNET, YOU MAY FOLLOW THOSE INSTRUCTIONS.

   YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF BANCGROUP AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING AND SUBMITTING A LATER DATED PROXY BEFORE THE MEETING, OR IF YOU VOTE ELECTRONICALLY, THEN BEFORE 5:00 P.M. EASTERN TIME ON APRIL 16, 2002, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                                                     APPENDIX A

                            AUDIT COMMITTEE CHARTER

   The Audit Committee of The Colonial BancGroup, Inc. (the "Company") is appointed by the Board to assist the Board in monitoring the integrity of the financial statements of the Company, the compliance by the Company with legal and regulatory requirements and the independence and performance of the Company's internal and external auditors.

   The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Chief Executive Officer.

   The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

   The Audit Committee shall make regular reports to the Board.

   The Audit Committee shall:

     1.Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     2.Meet at least four times in each fiscal year.

     3.Review the annual audited financial statements with management, including

       (i)major issues regarding accounting and auditing principles and practices,
      (ii)compliance with the Company's audit policy, and
     (iii)the adequacy of internal controls that could significantly affect the Company's financial statements.

     4.Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     5.Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of quarterly reports on Form 10-Q.

     6.Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     7.Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     8.Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

     9.Review the fees to be paid to the independent auditor, for both audit and non-audit services.

    10.Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

    11.Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

    12.Review the appointment and replacement of a General Auditor and review annually the performance of the Company's internal audit staff.

    13.Review the significant reports to management prepared by the internal auditing department, the internal loan review department and any other departments performing controls monitoring activities; review management's responses to those reports.

    14.Make recommendations to management regarding outsourcing of internal audit services.

    15.If internal audit services are outsourced, annually review the proposed scope of internal audit services, schedule and audit plan presented by the General Auditor and the outsourcing firm.

    16.Review annually the performance of any such outsourcing firm.

    17.Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

    18.Obtain from the independent auditor representation that its audit procedures and communications are in compliance with the requirements of
       Section 10A of the Private Securities Litigation Reform Act of 1995.

    19.Obtain reports from management and the Company's senior internal auditing executive that the Company's subsidiary affiliated entities are in material conformity with applicable legal requirements and the material provisions of the Company's employee conduct policies.

    20.Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

    21.Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

       (a)Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.
       (b)Any changes required in the planned scope of the internal audit.
       (c)The internal audit department responsibilities, budget and

    22.Prepare the report required by the rules of the Securities and Exchange
       Commission to be included in the Company's annual proxy statement.

    23.Review and advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

    24.Review with the Company's counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

    25.Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

    26.Perform such additional oversight functions relating to the Company's audit process as may be requested from time to time by the Board.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

   These duties are the responsibility of management and/or the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

PROXY


                      SOLICITED BY THE BOARD OF DIRECTORS
                         THE COLONIAL BANCGROUP, INC.


                        Annual Meeting of Stockholders
                                April 17, 2002

The undersigned hereby appoints Robert E. Lowder and Joe D. Mussafer, and either of them, or such other persons as the Board of Directors of The Colonial BancGroup, Inc. ("BancGroup") may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock, par value $2.50 per share, of BancGroup (the "Common Stock") which the undersigned would be entitled to vote at the annual meeting of stockholders to be held on April 17, 2002, and at any and all adjournments thereof. The proxies, in their discretion, are further authorized to vote (i) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, and (ii) on any other matter that may properly come before the meeting, including matters incident to the conduct of the meeting.

                 (Continued and to be signed on reverse side.)




--------------------------------------------------------------------------------
               (up triangle) FOLD AND DETACH HERE (up triangle)

                                  Please mark
                                 your votes as
                          indicated in this example.

                                     FOR all nominees     WITHHOLD
                                     listed except as authority to vote
                                      marked to the   for all nominees
                                         contrary                       - - - - - - -
1. To elect the following Directors
 for terms expiring in 2005:               [_]               [_]        - - - - - - -

 (01) William Britton                (04) Milton E. McGregor
 (02) Augustus K. Clements, III      (05) William E. Powell, III
 (03) Patrick F. Dye                 (06) Simuel Sippial

 INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
 INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE'S
 NAME IN THE ABOVE LIST.


PLEASE MARK ONE OF THE BOXES ON THE PROPOSAL ABOVE TO REFLECT YOUR VOTE.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED
AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
PERSONS NAMED IN PROPOSAL 1 ABOVE.
PLEASE SIGN AND DATE THIS PROXY.




Signature(s) _______  Phone No: _______________________  Dated: __________, 2002
Please sign exactly as your name appears on this card. Agents, executors, administrators, guardians, and trustees must give full title as such. Corporations should sign by their President or authorized officer.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

DETACH CARD
(up triangle) Please detach proxy at perforation before mailing. (up triangle)

                  YOU MAY VOTE BY TELEPHONE OR THE INTERNET.
If you are voting by telephone or the internet, please do not mail your proxy.

                               VOTE BY TELEPHONE
                    Call Toll-Free using a Touch-Tone phone
                                1-800-542-1160

                               VOTE BY INTERNET
                     Access the Website and cast your vote
                            http://www.votefast.com

                                 VOTE BY MAIL
           Return your proxy in the postage-paid envelope provided.

                      Vote 24 hours a day, 7 days a week!

Your telephone or internet vote must be received by 11:59 p.m. eastern daylight time
           on April 16, 2002 to be counted in the final tabulation.

                      YOUR CONTROL NUMBER IS____________

    Vote by Telephone
    Have your proxy card available when you call the Toll-Free number 1-800-542-1160 using a touch-tone phone. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.


    Vote by Internet
    Have your proxy card available when you access the website http://www.votefast.com. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

    To Change Your Vote
    Any subsequent vote by any means will change your prior vote. For example, if you voted by telephone, a subsequent internet vote will change your vote. The last vote received before 5:00 p.m. eastern daylight time, April 16, 2002 will be the one counted. You may also revoke your proxy by voting in person at the Annual Meeting.